Filed pursuant to Rule 497(a)(1)

File No. 333-124007

Rule 482 ad

APOLLO INVESTMENT CORPORATION PRICES PUBLIC OFFERING OF COMMON STOCK

New York, N.Y. – January 11, 2007 – Apollo Investment Corporation (NASDAQ: AINV) announced today that it has increased its previously announced public offering of 16 million shares of Common Stock to 18 million shares, and has priced the offering of such shares at a price of $22.44 per share, raising approximately $403.92 million of gross proceeds. The Company has granted the underwriters an option to purchase up to an additional 2,700,000 shares to cover over-allotments, if any. The offering is subject to customary closing conditions and is expected to close on January 18, 2007.

The Company expects to use the net proceeds of the offering to repay amounts outstanding under its senior credit facility, to make investments in portfolio companies and for general corporate purposes. J.P. Morgan Securities Inc., Citigroup Corporate and Investment Banking, Banc of America Securities LLC, Bear, Stearns & Co. Inc., Wachovia Capital Markets, LLC, SunTrust Capital Markets, Inc., RBC Capital Markets Corporation, BMO Capital Markets Corp., UBS Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Stifel, Nicolaus & Company, Incorporated and Keefe, Bruyette & Woods, Inc. are the underwriters for the offering. J.P. Morgan Securities Inc., Citigroup Corporate and Investment Banking, Banc of America Securities LLC and Bear, Stearns & Co. Inc. are joint bookrunning managers for the offering.

A shelf registration statement relating to the shares in this offering has been filed with the Securities and Exchange Commission and has become effective.

This press release does not constitute an offer to sell or a solicitation of an offer to buy the offered shares, and none of these shares may be sold in any state in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. The offering may be made only by means of a prospectus and a related prospectus supplement, copies of which may be obtained when available from J.P. Morgan Securities Inc., 4 Chase Metrotech Center, CS Level, Brooklyn, NY 11245 (telephone number: 718-242-8002); Citigroup Corporate and Investment Banking, Brooklyn Army Terminal, 140 58th Street, 8th Floor, Brooklyn, New York 11220 (telephone number: 718-765-6732; email: batprospectusdept@citigroup.com); Banc of America Securities LLC, Capital Markets (Prospectus Fulfillment) by e-mail: dg.prospectus_distribution@bofasecurities.com or by mail to Banc of America Securities LLC, Capital Markets Operations, 100 West 33rd Street, 3rd Floor, New York, NY 10001; and Bear, Stearns & Co. Inc., 383 Madison Avenue, New York, New York 10179, Attention: Prospectus Department (telephone number: 631-274-8321).

About Apollo Investment Corporation

Apollo Investment Corporation, or the Company, is a closed-end investment company that has elected to be treated as a business development company under the Investment Company Act of 1940. The Company’s investment portfolio is principally in middle-market private companies. The Company invests primarily in mezzanine loans and senior secured loans in furtherance of its business plan and also invests in the equity of portfolio companies. Apollo Investment Corporation is managed by Apollo Investment Management, L.P., an affiliate of Apollo Management, L.P., a leading private equity investor.

Forward-Looking Statements

Statements included herein may constitute “forward-looking statements.” These statements are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in our filings with the Securities and Exchange Commission. The Company undertakes no duty to update any forward-looking statements made herein.

Contact:

Richard L. Peteka

Apollo Investment Corporation

(212) 515-3488